Term deposits	12 Months Ended
Mar. 31, 2022
Term Deposits
Term deposits

23 Term deposits

	March 31,
	2021	2022
Fixed deposits with banks	552,129	568,264
Total	552,129	568,264
Non-current	21,346	-
Current	530,783	568,264
Total	552,129	568,264

Term deposits as on March 31, 2022, include INR 486,134 (March 31, 2021: INR 517,470) pledged with banks against bank guarantees and credit card facility (Refer to Note 32). Tenure for term deposits range from 1 month to 2 years.